Exhibit 4.7

                                   $54,500,000

                             C&D Technologies, Inc.

                     5.50% Convertible Senior Notes due 2026

                          REGISTRATION RIGHTS AGREEMENT

                                                               November 21, 2006

To the Purchasers Party to
The Purchase Agreement dated
November 15, 2006 with
C&D Technologies, Inc.

Dear Sirs:

            C&D Technologies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the purchasers listed on Schedule I attached hereto (collectively, the "Purchasers"), upon the terms set forth in a purchase agreement dated November 15, 2006 (the "Purchase Agreement"), $54,500,000 aggregate principal amount of its 5.50% Convertible Senior Notes Due 2026 (the "Notes"). The Notes will be convertible into shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") at the conversion rate set forth in the Indenture, dated as of the date hereof (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"), and the Notes will be issued pursuant to the Indenture. As an inducement to the Purchasers to enter into the Purchase Agreement, the Company agrees with the Purchasers, for the benefit of (i) the Purchasers and (ii) the holders of the Notes and the Common Stock issuable upon conversion of the Notes (collectively, the "Securities") from time to time until the earlier of (i) such time as such Securities have been sold pursuant to a Shelf Registration Statement (as defined below) or (ii) the expiration of the Shelf Registration Period (as defined below) (each of the foregoing a "Holder" and collectively the "Holders"), as follows:

            1. Shelf Registration.

            (a) The Company shall, at its cost, prepare and, as promptly as practicable (but in no event more than ninety (90) days after the original issuance of the Notes (such original issuance date, the "Closing Date")) file with the Securities and Exchange Commission (the "Commission"), and thereafter use its commercially reasonable efforts to cause to be declared effective, no later than one hundred eighty (180) days after the Closing Date, a registration statement (the "Shelf Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act") relating to the offer and sale of the Transfer

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Restricted Securities (as defined in Section 5(d) hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder
(other than a Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

            (b) The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein (the "Prospectus") to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 2(h) below) from the Closing Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) may be sold pursuant to Rule 144(k) under the Securities Act, or any successor rule thereof, or otherwise transferred in a manner that results in (A) the Securities not being subject to transfer restrictions under the Securities Act and (B) the absence of a need for a restrictive legend regarding registration under the Securities Act (assuming for purpose of this Section 1(b)(ii) that the Holders thereof are not affiliates of the Company) or (iii) cease to be outstanding (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is (i) required by applicable law or (ii) taken by the Company in good faith and contemplated by Section 2(b)(v) and 2(b)(vi) below, and the Company thereafter complies with the requirements of Section 2(h).

            (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading other than any such statement that may be made or omitted in reasonable reliance upon and in conformity with written information furnished by a Holder specifically for inclusion therein.

            (d) Each Holder of Transfer Restricted Securities (as defined in
Section 5(d) hereof) agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to the Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 1(d) and Section 2(h). Each Holder of Transfer Restricted Securities wishing to sell Transfer Restricted Securities pursuant to the Shelf Registration Statement and related Prospectus and to be listed as a selling securityholder in the Shelf Registration Statement and related Prospectus at the time the Shelf Registration Statement is declared effective (the "Effective Time") agrees to deliver a written notice, substantially in the form of Annex A attached hereto (such a notice, when completed, duly executed and so delivered, a "Notice and Questionnaire") to the Company at least one (1) Business Day (a "Business Day" meaning each


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day that is not a Saturday, Sunday or legal holiday) prior to the filing of the
Shelf Registration Statement or any amendment thereto (each Holder delivering the Notice and Questionnaire, a "Notice Holder"). From and after the date the Shelf Registration Statement is declared effective, each Holder wishing to sell Securities pursuant to the Shelf Registration Statement and related Prospectus that has not previously delivered a Notice and Questionnaire to the Company in accordance with the foregoing provisons of this Section 1(d) agrees to deliver a Notice and Questionnaire to the Company at least five (5) Business Days prior to any intended distribution of Transfer Restricted Securities under the Shelf Registration Statement. The Company shall, as promptly as reasonably practicable after the later of the date of receipt of a Notice and Questionnaire or the expiration of any Suspension Period (as defined in Section 2(b) hereof) in effect when the Notice and Questionnaire is delivered (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Transfer Restricted Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; (ii) provide such Holder copies of any documents filed pursuant to Section 1(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1(d)(i).

            2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

            (a) The Company shall (i) give notice to the Holders in the manner as set forth in the Indenture (A) of its intention to file a Shelf Registration Statement (the "Filing Notice") and (B) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and (ii) include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders. The Filing Notice will seek, among other things, a determination from each such Holder as to whether such Holder elects to have its Notes and the Common Stock issuable on conversion thereof registered for sale pursuant to the Shelf Registration Statement.

            (b) The Company shall give written notice (a "Deferral Notice") to the Holders (which notice pursuant to clauses (ii)-(vi) hereof (each a "Material Event") shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) of any of the following:

                  (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;


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                  (ii) any request by the Commission for amendments or
supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information, or it shall become necessary to amend such Shelf Registration Statement or supplement the related prospectus to comply with the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the respective rules thereunder;

                  (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (v) the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus neither contains an untrue statement of a material fact nor omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

                  (vi) the occurrence or existence of any pending corporate development or other similar event with respect to the Company or a public filing with the Commission that, in the reasonable discretion of the Company, makes it appropriate to defer the filing of the Shelf Registration Statement or suspend the availability of a Shelf Registration Statement and the related Prospectus.

The Company shall be entitled to exercise its right under this Section 2(b) to defer the filing of or suspend the availability of the Shelf Registration Statement and any Prospectus upon the occurrence of any event contemplated by clauses (ii) through (vi) above, without incurring or accruing any obligation to pay Additional Interest pursuant to Section 5, for one or more periods not to exceed an aggregate of 30 days in any 3-month period or an aggregate of 60 days in any 12-month period (such period during which the availability of the Registration Statement and any Prospectus is suspended being a "Suspension Period").

            (c) The Company shall use its commercially reasonable efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

            (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration Statement, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference); provided that the Company shall have no obligation to furnish to any such Holder any document that is available on the Commission's EDGAR system.

            (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration Statement, without


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charge, as many copies of the Prospectus (including each preliminary prospectus)
included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the Notice Holders in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to register or qualify or cooperate with the Notice Holders included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Notice Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

            (g) Subject to the terms of the Indenture, the Company shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

            (h) Upon the occurrence of any Material Event during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus and any other required document that would be incorporated by reference into such shelf Registration Statement and Prospectus so that, as thereafter delivered to Holders or purchasers of the Securities, the Shelf Registration Statement, the Prospectus and documents incorporated therein will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company provides a Deferral Notice to the Holders to suspend the use of the Prospectus, Holders shall suspend use of such Prospectus, and the two-year period of effectiveness of the Shelf Registration Statement provided for in Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers and the Holders shall have been advised by the Company that the Prospectus may be used or have received such amended or supplemented prospectus pursuant to this
Section 2(h).

            (i) Not later than the effective date of the Shelf Registration Statement, the Company will provide CUSIP numbers for the Notes and the Common Stock registered under the Shelf Registration Statement, and, subject to the terms of the Indenture, provide the Trustee with printed certificates for such Notes, in a form eligible for deposit with The Depository Trust Company.


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            (j) The Company will comply with all rules and regulations of the
Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

            (k) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

            (l) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company all such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees, by acquisition of the Securities, to be bound by and to comply in all respects with its obligations as a Holder under this Agreement and that no Holder of Securities shall be entitled to have the Securities held by it covered by the Shelf Registration Statement or to sell any of such Securities pursuant to the Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required in accordance with Section 1(d) (including all information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Securities as may be required to be disclosed in the Shelf Registration Statement under applicable law or pursuant to comments of the Commission or as the Company may reasonably request.

            (m) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Securities pursuant to the Shelf Registration.

            (n) The Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in


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each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders by one counsel designated by and on behalf of the Holders as described in Section 3 hereof.

            (o) The Company, if requested by any Notice Holder covered by the Shelf Registration Statement, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Notice Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(m) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 2(m) hereof; the compliance as to form of the Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and a separate letter to such counsel's knowledge as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be regarding the absence from the Shelf Registration Statement and the Prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities (including a certificate as to the absence of material legal or governmental proceedings involving the Company and its subsidiaries, to the knowledge of the officer executing such certificate) and (iii) its independent registered public accounting firm and the independent registered public accounting firm with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the Notice Holders and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

            (p) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720)


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to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules

            (q) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by the Shelf Registration Statement contemplated hereby.

            3. Registration Expenses.

            (a) All expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Shelf Registration Statement is ever filed or becomes effective, including without limitation, (i) all registration and filing fees and expenses;
(ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws; (iii) all expenses of printing (including printing certificates for the Securities to be issued and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing the Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of any independent registered public accounting firm referred to in Section 2(o) (including the expenses of any special audit and comfort letters required by or incident to such performance). The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

            (b) In connection with the Shelf Registration Statement required by this Agreement, the Company will reimburse the Notice Holders of Securities covered by the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, designated by the Notice Holders of a majority in aggregate principal amount of the Securities covered by the Shelf Registration Statement (provided that Notice Holders of Common Stock issued upon the conversion of the Notes shall be deemed to be Notice Holders of the aggregate principal amount of Notes from which such Common Stock was converted) to act as counsel for the Notice Holders in connection therewith.

            4. Indemnification.

            (a) The Company agrees to indemnify and hold harmless each Notice Holder and each person, if any, who controls such Notice Holder within the meaning of the Securities Act or the Exchange Act (each Notice Holder and such controlling persons are referred to collectively as the "Notice Holder Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the


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Securities) to which each Notice Holder Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus including any document incorporated by reference therein or in any amendment or supplement thereto or in any preliminary prospectus or any issuer free-writing prospectus (as defined in Rule 433 under the Securities Act) (a "FWP"), in any "issuer information" (as defined in Rule 433 under the Securities Act) of the Company, which issuer information is required to be, or is, filed with the Commission, or any Prospectus together with any combination of one or more FWPs, if any, related to any such registration or in any filing prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such filing) in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Notice Holder Indemnified Parties for any legal or other expenses reasonably incurred by the Notice Holder Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus or FWP or in any issuer information relating to the Shelf Registration (i) in reliance upon and in conformity with written information pertaining to such Notice Holder and furnished to the Company by or on behalf of such Notice Holder specifically for inclusion therein or (ii) so made in the Prospectus used by such Notice Holder after such time as the Company has advised such Notice Holder of such untrue statement or omission or alleged untrue statement or omission and that the filing of a post-effective amendment or supplement thereto was required until such time as such post-effective amendment or supplement is so filed; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Notice Holder Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Notice Holders of the Securities if requested by such Notice Holders. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Notice Holder Indemnified Party and shall survive the transfer of securities by such Holder or underwriter and any termination of this Agreement.

            (b) Each Notice Holder, severally and not jointly, will, if the securities held by it are included in Shelf Registration Statement, indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each a "Company Indemnified Party") from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) (A) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration

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Statement or in any amendment thereto or (B) the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading or (ii) (A) any untrue statement or alleged untrue statement of a material fact contained in the prospectus or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or (B) the omission or alleged omission to state therein a material fact necessary to make the statements therein, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Notice Holder and furnished to the Company by or on behalf of such Notice Holder specifically for inclusion therein; and, subject to the limitations set forth immediately preceding this clause and Section 4(c) hereof, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the aggregate amount which any such Notice Holder shall be required to pay pursuant to this Section 4 shall in no event be greater than the amount of the net proceeds received by such Notice Holder upon the sale of the Securities pursuant to the Shelf Registration Statement or Prospectus giving rise to such claims less all amounts previously paid by such Notice Holder with respect to any such claims. This indemnity agreement will be in addition to any liability which such Notice Holder may otherwise have to the Company Indemnified Party. Such indemnity shall survive the transfer of securities by such Notice Holder and any termination of this Agreement.

            (c) Promptly after receipt by an indemnified party under this
Section 4 of notice of the commencement of any action, claim or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 4, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially and actually prejudiced by such failure; provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above (it being understood that this sentence is not intended to modify or alter in any way the rights of the indemnified party or the obligations of the indemnifying party with respect to such other liability). In case any such action, claim or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any reasonably necessary local counsel) for all indemnified parties, and that all such reasonable fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for the Notice Holder Indemnified Parties shall be designated in writing by the Notice Holder Indemnified Parties and any such separate firm for the Company Indemnified Parties shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement effected without its written consent unless (i) such settlement is entered into in good faith by the indemnified party more than 45 days after receipt by such indemnifying party of written notice of the proposed settlement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party for any fees and expenses for which the indemnified party is entitled to and has requested indemnification hereunder prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (iii) does not provide for any action on the part of any indemnified party other than the payment of money damages which are to be paid in full by the indemnifying party.

            (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements, omissions or actions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Notice Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or action. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any proceeding, action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), the Notice Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Notice Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Notice Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

            (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

            5. Additional Interest Under Certain Circumstances.

            (a) The Company shall pay additional interest (the "Additional Interest") to the holders of Transfer Restricted Securities as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "Registration Default"):

                  (i) the Shelf Registration Statement has not been filed with the Commission by the ninetieth (90th) day after the Closing Date;

                  (ii) the Shelf Registration Statement has not been declared effective by the Commission by the one hundred and eightieth (180th) day after the Closing Date; or

                  (iii) the Shelf Registration Statement is declared effective by the Commission but (A) the Shelf Registration Statement thereafter ceases to be effective or (B) the Shelf Registration Statement or the Prospectus ceases to be usable in connection with resales of Transfer Restricted Securities (as defined below) during the periods specified herein because (1) any event occurs as a result of which the Prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) it shall be necessary to amend such Shelf Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder or (3) such Shelf Registration Statement has expired before a replacement Shelf Registration Statement has become effective.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

      The Company shall pay Additional Interest to the Holders of the Notes that are Transfer Restricted Securities over and above the interest set forth in the title of the Notes from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured; provided, that in no event shall the Company be obligated to pay Additional Interest following the expiration of the Shelf Registration Period; and provided further, however, that no such Additional Interest shall accrue for or during any Suspension Period. Additional Interest will accrue at a rate of (a) 0.25% (one quarter of one percent) of the principal amount of such Notes per annum to and including the 90th day following the occurrence of such Registration Default and (b) 0.50% (one half of one percent) of the principal amount of such Notes per annum from and after the 91st day following such Registration Default (such interest rates pursuant to clauses (a) and (b), the "Additional

Interest Rate") No additional interest will accrue on any shares of Common Stock into which Notes have been converted.

            (b) A Registration Default referred to in Section 5(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related Prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Notice Holders to use the related Prospectus or (y) other material events with respect to the Company that would need to be described in such Shelf Registration Statement or the related Prospectus and (ii) in the case of clause
(y), the Company is proceeding promptly and in good faith to amend or supplement the Shelf Registration Statement and related Prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured but in no event shall Additional Interest accrue for or during any Suspension Period.

            (c) Any amounts of Additional Interest due pursuant to Section 5(a) will be payable in cash semiannually in arrears on November 15 and May 15 (each, an "Interest Payment Date") to Holders of record of the applicable Notes on the preceding November 1 and May 1. The amount of Additional Interest will be determined by multiplying the Additional Interest Rate by the principal amount of the applicable Notes, further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360 day year comprised of twelve 30-day months), and the denominator of which is 360. If a Holder converts its Notes, all Additional Interest, if any, that has accrued since the Interest Payment Date last preceding the date of conversion will be deemed to be paid in full upon such conversion, and no separate payment will be made by the Company upon conversion on account of such Additional Interest.

            (d) "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or assuming for this purpose that the Holder thereof is not an affiliate of the Company, is saleable pursuant to Rule 144(k) under the Securities Act.

            6. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

            7. Underwritten Registrations. If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering (provided that Holders of Common Stock issued upon conversion of the Notes shall not be deemed Holders of Common Stock, but shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Stock was converted).

            No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            8. Miscellaneous.

            (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 1 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents (provided that Holders of Common Stock issued upon conversion of Notes shall not be deemed Holders of Common Stock, but shall be deemed to be Holders of the aggregate principal amount of Notes from which such Common Stock was converted). Without the consent of the Holder of the Notes, however, no modification may change the provisions relating to the payment of Additional Interest.

            (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder that is not a Notice Holder, at the most current address given by such Holder to the Company.

                  (2) if to a Notice Holder, at the most current address given by such Notice Holder to the Company in a Notice and Questionnaire or any amendment thereto.

                  (3) if to the Company, at its address as follows:

                      C&D Technologies, Inc.
                      1400 Union Meeting Road
                      Blue Bell, PA 19422-0858
                      Fax No.: (215) 619-7816
                      Attention: General Counsel

                      with a copy to:

                      Duane Morris LLP
                      30 South 17th Street
                      Philadelphia, PA 19103-4196
                      Fax No.: (215) 979-1020
                      Attention: Thomas G. Spencer, Esq.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

            (d) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

            (e) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

            (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. By the execution and delivery of this Agreement, the parties hereto submit to the nonexclusive jurisdiction of any federal or state court in the State of New York.

            (i) Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR

INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

            (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (l) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Purchasers and the Company in accordance with its terms.

                                    Very truly yours,

                                    C&D TECHNOLOGIES, INC.


                                    By:   /s/ Ian J. Harvie
                                          --------------------------------------
                                           Name:  Ian J. Harvie
                                           Title: Vice President Finance and
                                                  Chief Financial Officer

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    Basso Fund Ltd.

         By:/s/ John Lepore
            ---------------------------
            Name: John Lepore

            Title: Authorized Signatory
Address:    1266 East Main Street
            Stamford, CT  06902
Tax ID#:    N/A

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    Basso Holdings Ltd.

         By: /s/ John Lepore
            ---------------------------
            Name: John Lepore

            Title: Authorized Signatory
Address:    1266 East Main Street
            Stamford, CT  06902
Tax ID#:    98-0191909

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    Basso Multi-Strategy Holding Fund Ltd.

         By: /s/ John Lepore
            ---------------------------
            Name: John Lepore

            Title: Authorized Signatory
Address:    1266 East Main Street
            Stamford, CT  06902
Tax ID#:    98-0386046

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    D.B. Zwirn Special Opportunity Funds, L.P.

         By: /s/ Daniel B. Zwirn
            ---------------------------
            Name: Daniel B. Zwirn

            Title: Managing Partner
Address:    745 Fifth Avenue
            18th Floor
            New York, NY  10151
Tax ID#:

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    D.B. Zwirn Special Opportunity Funds, Ltd.

         By: /s/ Daniel B. Zwirn
            ----------------------------
            Name: Daniel B. Zwirn

            Title: Managing Partner
Address:    745 Fifth Avenue
            18th Floor
            New York, NY  10151
Tax ID#:

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    D.E. Shaw Valence Portfolios, L.L.C.
         By: D.E. Shaw & Co., L.P. as Managing
             Member

            By: /s/ Anne Dinning
               ---------------------------
               Name: Anne Dinning
               Title: Managing Director
Address:    120 W. 45th Street, 39th Floor
            New York, NY  10036
Tax ID#:

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    Five Sticks, L.P.

         By: /s/ John Lepore
             -----------------------------
            Name: John Lepore

            Title: Authorized Signatory
Address:    1266 East Main Street
            Stamford, CT  06902
Tax ID#:    20-3064528

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    GLG Partners LP

         By: /s/ Alistair Ling
            -----------------------------
            Name: Alistair Ling

            Title: Asset Manager
Address:    1 Curzon Street
            London, Great Britain  W1J 5HB
Tax ID#:    N/A

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    Highbridge International LLC
         By:Highbridge Capital Management, LLC

            By: /s/ Adam J. Chill
               -----------------------------
               Name: Adam J. Chill

               Title: Managing Director
Address:    9 W. 57th Street, 27th Floor
            New York, NY  10019
            Fax:  (212) 751-0755
            Attn:  Ari J. Storch/Adam J. Chill
Tax ID#:    N/A

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    LB I Group Inc.

         By: Eric C. Salzman
            -----------------------------
            Name: Eric C. Salzman

            Title: Senior Vice President
Address:    LB I Group Inc.
            Attn:  Eric Salzman
            c/o Lehman Brothers
            399 Park Avenue, 9th Floor
            New York, NY  10022
Tax ID#:    13-2741778

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    Marathon Global Convertible Master
         Fund, Ltd.

         By: /s/ Christohe Thomas
            -----------------------------
            Name: Christophe Thomas

            Title: Managing Director
Address:    c/o Citgo Fund Services
            (Cayman Islands) Limited
            P.O. Box 311065MB
            Regatta Park, West Bay Road
            Grand Cayman, Cayman Islands
Tax ID#:    98-0362933

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    Portside Growth and Opportunity Fund

         By: /s/ Jeffrey Smith
            -----------------------------
            Name: Jeffrey Smith

            Title: Authorized Signatory
Address:    c/o Ramius Capital Group, LLC
            666 Third Avenue, 26th Floor
            New York, NY  10017
Tax ID#:    98-0216878

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    Swiss Re Financial Products
         Corporation

         By: /s/ Frank Ronan
            -----------------------------
            Name: Frank Ronan

            Title: Managing Director
Address:    55 E. 52nd Street
            New York, NY  10055
Tax ID#:    13-3837492

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    Tempo Master Fund LP

         By: /s/ Stephen E. Rogers
            -----------------------------
            Name: Stephen E. Rogers

            Title: COO
Address:    2 Greenwich Plaza
            Greenwich, CT  06830
Tax ID#:    98-0360036

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    UBS AG

         By: /s/ Chris Coward
            -----------------------------
            Name: Chris Coward

            Title: Director
Address:    1285 6th Avenue
            New York, NY  10019
Tax ID#:    13-3873456

The foregoing Registration
  Rights Agreement is hereby confirmed
  and accepted as of the date first
  above written.

PURCHASER

Name:    UBS O'Connor LLC FBO O'Connor Global
         Convertible Arbitrage Master Limited

         By: /s/ George Locasto
            -----------------------------
            Name: George Locasto

            Title: Managing Director
Address:    1 North Wacker Drive
            Chicago, IL  60606
Tax ID#:    N/A - foreign

                                   Schedule I
                                   Purchasers

Basso Fund Ltd.
Basso Holdings Ltd.
Basso Multi-Strategy Holding Fund Ltd.
Five Sticks, LP
Attn:  John Lepore
1266 East Main Street
Stamford, CT  06902

D.B. Zwirn Special Opportunity Funds, L.P.
D.B. Zwirn Special Opportunity Funds, Ltd.
Attn:  Daniel B. Zwirn, Managing Partner
745 Fifth Avenue
New York, NY  10151

D.E. Shaw Valence Portfolios, L.L.C.
Attn:  Anne Dinning, Managing Director
120 W. 45th Street, 39th Floor
New York, NY  10036

GLG Partners LP
Attn:  Alistair Ling, Asset Manager
1 Curzon Street
London, Great Britain W1J 5HB

Highbridge International LLC
Attn:  Adam J. Chill, Managing Director
9 West 57th Street, 27th Floor
New York, NY  10019

LB I Group Inc.
c/o Lehman Brothers
Attn:  Eric C. Salzman
399 Park Avenue, 9th Floor
New York, NY  10022

Marathon Global Convertible Master Fund, Ltd.
Attn:  Christophe Thomas, Managing Director
c/o Citgo Fund Services (Cayman Islands) Limited
P.O. Box 311065MB
Regatta Park, West Bay Road
Grand Cayman, Cayman Islands

Portside Growth Opportunity Fund
c/o Ramius Capital Group, LLC
Attn:  Jeffrey Smith
666 Third Avenue, 26th Floor
New York, NY  10017

Swiss Re Financial Products Corporation
Attn:  Frank Ronan, Managing Director
55 East 52nd Street
New York, NY  10055

Tempo Master Fund LP
Attn:  Andrew Barnard, Portfolio Manager
2 Greenwich Plaza
Greenwich, CT  06830

UBS AG
Attn:  Chris Coward, Director
1285 6th Avenue
New York, NY  10019

UBS O'Connor LLC FBO UBS O'Connor
  Global Convertible Arbitrage Master Limited
Attn:  George Locasto, Managing Director
1 North Wacker Drive
Chicago, IL  60606

                                     ANNEX A
                             C&D TECHNOLOGIES, INC.
             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

      The undersigned beneficial holder of 5.50% Convertible Senior Notes due 2026 (the "Notes") of C&D Technologies, Inc. (the "Company") and/or common stock, $0.01 par value per share, issued or issuable upon conversion of the Notes (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the registration rights agreement, dated as of November 21, 2006 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

      Each beneficial holder of Registrable Securities, including beneficial holders of Notes convertible into Registrable Securities (each a "beneficial owner"), is entitled to the benefits of the Registration Rights Agreement. In order to sell, or otherwise dispose of, any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are required to complete and deliver this Notice and Questionnaire at least one business day prior to the filing of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. The Company has agreed to pay additional amounts pursuant to the Registration Rights Agreement under certain circumstances set forth therein.

      Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

      The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

      Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company's directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned that are made in the Company's Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

      If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                                  QUESTIONNAIRE

      Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

      If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact the General Counsel of the Company at telephone number: (215) 619-2700.

      The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1. Your Identity and Background as the Beneficial Owner of the Registrable Securities.

      (a)   Your full legal name:

            ____________________________________________________________________

      (b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

      Address:__________________________________________________________________

      __________________________________________________________________________

      Telephone No.:____________________________________________________________

      Fax No.:__________________________________________________________________


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

      (c) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

            |_| Yes.

            |_| No.

      (d) If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

            |_| Yes.

            |_| No.

            For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

      (e) Full legal name of person through which you hold the Registrable Securities (i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

            Name of Broker:_____________________________________________________

            DTC No.:____________________________________________________________

            Contact person:_____________________________________________________

            Telephone No.:______________________________________________________

2. Your Relationship with the Company.

      (a) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

            |_| Yes.

            |_| No.

      (b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

            ____________________________________________________________________

            ____________________________________________________________________

3. Your Interest in the Registrable Securities.

      (a) State the type and amount of Registrable Securities beneficially owned by you:

            ____________________________________________________________________

            State the CUSIP No(s). of such Registrable Securities beneficially owned by you:

            ____________________________________________________________________

      (b) Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

            |_| Yes.

            |_| No.

      (c) If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of the Company beneficially owned by you:

            Type:_______________________________________________________________

            Aggregate amount:___________________________________________________

            CUSIP No.:__________________________________________________________

      (d) Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

            |_| Yes.

            |_| No.

      (e) At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

            |_| Yes.

            |_| No.

      (f) If your response to Item 3(e) above is yes, please describe such agreements or understandings:

            ____________________________________________________________________

            ____________________________________________________________________

4. Nature of your Beneficial Ownership.

      (a) Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:

            (i)   A reporting company under the Exchange Act. |_|

            (ii) A majority-owned subsidiary of a reporting company under the Exchange Act. |_|

            (iii) A registered investment fund under the 1940 Act. |_|

      (b) If the beneficial owner of the Registrable Securities set forth in your response to Item I (a) above is a limited partnership, state the names of the general partner(s) of such limited partnership:

            ____________________________________________________________________

            ____________________________________________________________________

            (i) With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

                  ______________________________________________________________

                  ______________________________________________________________

      (c) Name your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

            (i) (A) Full legal name of Controlling Entity(ies) or natural person(s) who has/have sole or shared voting or dispositive power over the Registrable Securities:

            ____________________________________________________________________

            ____________________________________________________________________

                  (B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                   Address:_____________________________________________________

                   _____________________________________________________________

                   Telephone No.:_______________________________________________

                   _____________________________________________________________

                   Fax No.:_____________________________________________________

                   _____________________________________________________________

                   (C) Name of shareholders:

                   _____________________________________________________________

            (ii)  (A) Full legal name of Controlling Entity(ies):

                   _____________________________________________________________

                  (B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                  Address:______________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  Telephone No.:________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  Fax No.:______________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

            (iii) Name of shareholders:

                  ______________________________________________________________

                  ______________________________________________________________


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


5. Plan of Distribution.

      Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate the Registrable Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of the prospectus.

State any exceptions here:

________________________________________________________________________________

________________________________________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

      The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

      The undersigned beneficial owner and selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities.

      In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

      All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

      By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

      Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York, without giving effect to rules governing the conflict of laws.

      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                    NAME OF BENEFICIAL OWNER:

                                    ____________________________________________
                                                 (Please Print)

                                    Signature:__________________________________

                                    Date:_______________________________________

               PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO C&D TECHNOLOGIES, INC. AS FOLLOWS:

                             C&D Technologies, Inc.
                             1400 Union Meeting Road
                            Blue Bell, PA 19422-0858
                           Attention: General Counsel


                                      A-8